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                        SMITH BARNEY INVESTMENT SERIES
            on behalf of the SB Growth and Income Fund (the "Fund")

                     Supplement dated November 10, 2003 to
        the Prospectus dated February 28, 2003, as amended May 9, 2003

   The following information supplements the portfolio management information for the Fund, a series of Smith Barney Investment Series (the "Trust"), set forth under the section "Management."

   Effective November 10, 2003, Kevin Caliendo will serve as Co-Portfolio Manager of the Fund. Mr. Caliendo has been an investment officer with Salomon Brothers Asset Management Inc ("SaBAM") and a Director of Citigroup Global Markets Inc., an affiliate of SaBAM since 2002. From 2001 to 2002, Mr. Caliendo was a Healthcare Equity Analyst and Convertible Bond Fund Portfolio Manager for SAC Capital Advisors, LLC and from 1998 to 2001, he was a Convertible Bond Analyst of the Healthcare sector for Wachovia Securities.


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